                                                                    EXHIBIT 10.1

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR CERTAIN REDACTED PROVISIONS OF THIS AGREEMENT. THE REDACTED PROVISIONS ARE IDENTIFIED BY THREE ASTERISKS ENCLOSED BY BRACKETS AND UNDERLINED. THE CONFIDENTIAL PORTION HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.


--------------------------------------------------------------------------------



                                  AMENDMENT ONE
                                     TO THE
                     MINI-OSS SOFTWARE LICENSE, DEVELOPMENT
                           AND DISTRIBUTION AGREEMENT



                                 BY AND BETWEEN

                              DORADO SOFTWARE, INC.

                                       AND

                           ACCELERATED NETWORKS, INC.



--------------------------------------------------------------------------------

                              Amendment One to the
        miniOSS Software License, Development and Distribution Agreement


This is Amendment One ("Amendment") to the miniOSS Software License, Development and Distribution Agreement (Agreement), dated July 1, 2000 between Dorado Software, Inc. ("Dorado") and Accelerated Networks, Inc. ("Accelerated").

The parties agree as follows:

I. Dorado and Accelerated agree that Phase I of the original Agreement was completed on or before [***]. Dorado has already invoiced the final Phase
     I payment under the Agreement of $[***]. In addition, Dorado shall invoice Accelerated $[***] for additional services performed under Change Order #1, attached hereto as Exhibit A, that were completed during Phase I. Both invoices shall be due on [***].

II. Upon execution of the Amendment, Dorado shall immediately credit Accelerated $[***] corresponding to invoice number #166 for the Phase II design review under the Agreement.

III. Phase II of the Agreement shall be modified as set forth in this Amendment. The modified Phase II statement of work and the product specification in Exhibit B sets forth the functional requirements for Phase II of the Access Pilot 4.0 ("AP4.0") system and shall replace and supercede in its entirety the statement of work contained in the Agreement for Phase II. The program plan and project schedule for AP4.0 shall be as set forth in Exhibit C and shall replace and supercede the schedule of the Agreement as it relates to Phase II.

IV. The total price for Dorado's Phase II services as defined in this Amendment shall be adjusted to $[***], corresponding to the original Phase II price of $[***] under the Agreement, plus $[***] for the Phase II change in scope identified in Change Order #1, plus an additional $[***] for the added scope of AP4.0. [***] of the revised Phase II price, equal to $[***], shall be payable in five equal monthly installments of $[***], to be invoiced at the end of each month from February through June for work performed that month. [***] of the total price, equal to [***], shall be invoiced at the end of DVT testing (as defined in Exhibit C), and the final [***] of the total price, equal to $[***], shall be invoiced upon final acceptance signed by ANI based on the revised specification and acceptance testing requirements mutually agreed upon by the parties and attached hereto in Exhibits B and C. The table below summarizes the revised pricing and payment schedule of the Amendment.

PAYMENT             AMOUNT             INVOICE DATE                   TERMS
-------             ------             ------------                   -----
PHASE I:

[***                                                                      ]

[***                                                                      ]

--------
*** Confidential treatment is requested for certain redacted provisions of this agreement The redacted provisions are identified by three asterisks, enclosed by brackets and underlined. The confidential provisions have been filed separately with the Securities and Exchange Commission.

                                                                   Amendment One
                                        Dorado Software and Accelerated Networks
--------------------------------------------------------------------------------

PAYMENT             AMOUNT             INVOICE DATE                   TERMS
-------             ------             ------------                   -----
PHASE II

[***                                                                      ]

[***                                                                      ]

[***                                                                      ]

[***                                                                      ]

[***                                                                      ]

[***                                                                      ]

[***                                                                      ]

PHASE II TOTAL      [***].
                     ---


V. or the consideration embodied in the Amendment, Dorado and Accelerated further agree to the following points.

    1) Accelerated shall be responsible for the IMA (Inverse Multiplexing over
ATM) development task in its entirety (with advice and support from Dorado).

    2) The Security Features identified in the AP4.0 specification will be eliminated. Instead, Dorado will provide planned enhancements to the Oware and RedCell Security under Dorado's scheduled product rollout(s) and at no additional charge to Accelerated.

    3) The Performance and Health Monitoring requirements will be eliminated from the AP4.0 specification. Instead, Dorado will provide planned enhancements to RedCell Performance under Dorado's scheduled product rollout(s) and at no additional charge to Accelerated.

    4) Dorado's post-DVT support obligations will be capped at [***] total hours [***] for the period of July and August, 2001. Accelerated shall pay time and materials for support beyond this level.

    5) Accelerated will receive a perpetual license to use the Provisioning Transaction Engine (PTE) as it is embodied in the AP4.0 deliverables. Dorado will retain all ownership rights to the code.

    6) Accelerated shall grant to Dorado the license to use, modify and distribute the interfaces to Accelerated equipment developed for Access Pilot, under terms and conditions and at a royalty rate to be mutually negotiated between Dorado and Accelerated.

    7) The Accelerated equipment provided to Dorado under the Access Pilot project will remain on permanent loan to be displayed in Dorado's integration lab in Folsom, California.


--------
*** Confidential treatment is requested for certain redacted provisions of this agreement The redacted provisions are identified by three asterisks, enclosed by brackets and underlined. The confidential provisions have been filed separately with the Securities and Exchange Commission.

                                                                   Amendment One
                                        Dorado Software and Accelerated Networks
--------------------------------------------------------------------------------

VI.  Miscellaneous Provisions

    1) Except as expressly amended hereby, the terms and provisions of the Agreement shall be unchanged and shall remain in full force and effect. In the event of conflict between the Amendment and the Agreement, the terms of the Amendment shall be controlling.

    2) This Amendment may be executed in any number of counterparts, each of which shall be deemed an original but all of which taken together shall constitute one and the same instrument.

    3) This Amendment shall be governed by and construed under the laws of the State of California, without regard to conflict of law principles.

    4) Add the following sentences at the end of paragraph 14.1: "The parties agree that in the event Customer determines to discontinue development of the Customer Solution Blade or other Customer specific software development that may be added to this Agreement from time to time, Customer will give Dorado two-weeks written notice to terminate work. Dorado upon notice will immediately stop work and bring the work in progress to a point that it can be transferred to customer including all necessary documentation. Customer and Dorado will work together to accomplish this task. Dorado will submit a final invoice for work to date through date of termination including the two week notice period. Dorado will provide any reasonable support documentation necessary for Customer's review relative to the final invoice."

    5) Change the address of Dorado in the opening paragraph of the Agreement to 15 Plaza Drive, Suite 200, Folsom, Ca. 95630

IN WITNESS WHEREOF, each party has executed this Amendment by a duly authorized representative. The parties acknowledge that they have read, understood and agreed to the terms of this Amendment.


ACCELERATED NETWORK, INC.                     DORADO SOFTWARE, INC.

By:  /s/ Ronald A. Hughes                     By:  /s/ Todd D. Benjamin
    ----------------------                        ------------------------
Name:    Ronald A. Hughes                     Name:    Todd D. Benjamin

Title:  Director of Contracts                 Title:  Vice President, Finance

Date:  4/17/01                                Date:  4/18/01

                                                                   Amendment One
                                        Dorado Software and Accelerated Networks
--------------------------------------------------------------------------------

                                    EXHIBIT A
                                 CHANGE ORDER #1

 Adding of Story Boards for Phase I and modification of the specifications and deliverables for Phase II as more particularly identified in Exhibits B & C to this Amendment.

                                                                   Amendment One
                                        Dorado Software and Accelerated Networks
--------------------------------------------------------------------------------


                                    EXHIBIT B
                 STATEMENT OF WORK AND FUNCTIONAL SPECIFICATION

The following documents are the Statement of Work and Functional Specification which are a part of the Amendment and incorporated by reference as though fully set forth herein:

     1. Statement of Work for Phase 2: of Access Pilot 4.0 dated March 15, 2001, Revision 1.7.

     2. Functional Specification AccessPilot Next Generation (APNG) dated 6 February 2001, Rev 1.9.


[***]


--------
*** Confidential treatment is requested for certain redacted provisions of this agreement The redacted provisions are identified by three asterisks, enclosed by brackets and underlined. The confidential provisions have been filed separately with the Securities and Exchange Commission.

                                                                   Amendment One
                                        Dorado Software and Accelerated Networks
--------------------------------------------------------------------------------


                                    EXHIBIT C
                        PROGRAM PLAN AND PROJECT SCHEDULE

The following documents are the Program Plan and the Project Schedule which are a part of this Amendment and incorporated by reference herein as though fully set forth herein:

    1. AP40 (Access Pilot 4.0) Phase 2 Program Plan dated: March 6, 2001, Rev
       1.4

    2. Project Schedule - Phase 2_3-15-2001- Version 1 (APNG Milestones and APNG Phase 2).


[***]


--------
*** Confidential treatment is requested for certain redacted provisions of this agreement The redacted provisions are identified by three asterisks, enclosed by brackets and underlined. The confidential provisions have been filed separately with the Securities and Exchange Commission.